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                                                                    EXHIBIT 10.8

                                COREL CORPORATION

                              EQUITY INCENTIVE PLAN

            Section 1. Purpose. The purposes of this Corel Corporation Equity Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, Corel Corporation (together with any successor, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

            Section 2. Definitions. As used in the Plan, the following terms will have the meanings set out below:

            "Affiliate" means, with respect to any entity, any entity that, directly or through one or more intermediaries, is controlled by such entity, including any entity in which such entity owns a significant equity interest, as determined by the Committee.

            "Award" means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share Unit, or Other Share-Based Award granted under the Plan.

            "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

            "Board" means the Board of Directors of the Company.

            "Cause", as used in connection with the termination of a Participant's employment, means (1) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company which agreement includes a definition of "cause," "cause" as defined in that agreement or, if that agreement contains no such definition, a material breach by the Participant of that agreement, or (2) with respect to any other Participant, the failure to perform adequately in carrying out the Participant's employment responsibilities, including any directives from the Board, or the Participant engaging in behavior in the Participant's personal or business life as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate the Participant's employment.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated under it.

            "Committee" means the Compensation Committee of the Board, provided, however, to the extent deemed necessary or appropriate, a committee other than the Compensation Committee may be designated by the Board to administer the Plan and such other committee may be vested with any of the powers and responsibilities hereunder and shall be

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considered the Committee for any and all of such purposes hereunder. To the extent the Company desires to grant Incentive Stock Options, such committee shall be composed of not less than two directors of the Company, neither of whom shall be employees of the Company or its Affiliates and each of whom shall otherwise be "outside directors" for purposes of Section 162(m) of the Code. To the extent the Company is no longer a "foreign private issuer" as defined in Exchange Act Rule 3b-4 and wishes to have a "Qualified Plan" as defined in Rule 16b-3(b)(4), such committee shall be composed of not less than two directors of the Company, each of whom are "non-employee directors" for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder.

            "Common Shares" means any or all, as applicable, of the common shares of the Company and any other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

            "Consultant" means any consultant of, or other individual providing services to, the Company or any Affiliate, provided that, for purposes of Awards made to individuals in Canada, a consultant means a person that (1) is engaged to provide services to the Company and/or an Affiliate, other than services provided in relation to a distribution of securities, (2) provides the services under a written contract with the Company and/or the Affiliate and (3) spends or will spend a significant amount of time and attention on the affairs and business of the Company and/or the Affiliate.

            "Control Person" means, with respect to any entity, a person that controls such entity.

            "Employee" means any employee of the Company or of any Affiliate.

            "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

            "Fair Market Value" means (1) with respect to any property other than the Common Shares, the fair market value of that property determined by those methods or procedures as may be established from time to time by the Committee and (2) with respect to the Common Shares, the closing sale price reported for such Common Shares on the date of reference on the Principal Market. If there is no closing sale price reported on any such date, the Fair Market Value will be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

            "Good Reason", as used in connection with the termination of a Participant's employment, means (1) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company, "good reason" or similar term as defined in that written agreement or, if such agreement contains no such definition, a material breach by the Company of that agreement, or (2) with respect to any other Participant, a failure

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by the Company to pay that Participant any amount otherwise vested and due and a continuation of that failure for 30 business days following notice to the Company of that failure.

            "Incentive Stock Option" means an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

            "insider" has the same meaning as found in the Securities Act (Ontario), as amended, and also includes associates and affiliates of the insider; and "issuances to insiders" includes direct and indirect issuances to insiders.

            "Non-Qualified Stock Option" means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option will be deemed a Non-Qualified Stock Option.

            "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

            "Other Share-Based Award" means any right granted under Section 6(e)(i) of the Plan.

            "Participant" means any individual granted an Award under the Plan.

            "Performance Share Unit" means any right granted under Section 6(e) of the Plan.

            "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision of a government.

            "Principal Market" means the principal stock exchange, quotation system or other market on which the Common Shares are listed, admitted to trading, posted for trading or quoted upon which has occurred the greatest trading volume of the Common Shares for the six months (or, to the extent the Common Shares have not been listed, admitted to trading, posted for trading or quoted for at least six months, the next longest period since the Common Shares were initially listed, admitted to trading, posted for trading or quoted) prior to the date of reference, provided, however, that to the extent deemed necessary or appropriate, the Principal Market shall be as determined by the Committee in accordance with applicable law, rules and regulations.

            "Released Securities" means securities that were Restricted Shares but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

            "Restricted Shares" means any Common Shares granted under Section 6(c) of the Plan, any right granted under Section 6(c) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

            "Restricted Share Unit" means a right to receive a Common Share or the Fair Market Value of a Common Share granted under Section 6(d) of the Plan.

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            "Securities Act" means the United States Securities Act of 1933, as amended.

            "Share Appreciation Right" means any right granted under Section 6(b) of the Plan.

            "Significant Event" means, unless otherwise defined in an Award Agreement or a written employment agreement between the Company and a Participant (which definition shall govern), the occurrence of any of the following events: (1) a person or group of persons becomes the beneficial owner of securities of the Company constituting 50% or more of the voting power of all outstanding voting securities of the Company, (2) a majority of the Company's Board as of the date of adoption of this Plan (including any successors approved by the then existing Board) cease to constitute a majority of the Board; (3) a merger, consolidation, amalgamation or arrangement of the Company (or a similar transaction) occurs, unless after the event, 50% or more of the voting power of the combined company is beneficially owned by the same person or group of persons as immediately before the event; or (4) the Company's shareholders approve a plan of complete liquidation or winding-up of the Company, or the sale or disposition of all or substantially all the Company's assets (other than a transfer to an Affiliate of the Company); provided that the following shall not constitute a Significant Event: (i) any person or group of persons becoming the beneficial owner of the threshold of securities specified in (1) as a result of the acquisition of securities by the Company or a subsidiary which, by reducing the number of securities outstanding, increases the proportional number of securities beneficially held by that person or group of persons, (ii) any acquisition of securities directly from the Company in connection with a bona fide financing or series of financings by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or its Affiliates or (iv) beneficial ownership by Corel Holdings, L.P., its Affiliates and/or its Control Persons or any increased ownership by any of them.

            "U.S. Participant" means any Participant residing in the United States or who is a U.S. citizen.

            Section 3. Administration.

            (a) The Plan will be administered by the Committee subject to the Committee reporting to the Board as required by the Committee's mandate.

            (b) Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee will have full power and authority to, subject to the Plan: (1) designate Participants; (2) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (3) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (4) determine the terms and conditions of any Award; (5) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended, and the method or methods by which

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                  Awards may be settled, exercised, canceled, forfeited or
                  suspended; (6) determine requirements for the vesting or exercisability of Awards or performance criteria to be achieved in order for Awards to vest, the acceleration of vesting or the waiver of forfeiture or other restrictions on awards; (7) determine whether, to what extent and under what circumstances cash, Common Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan will be deferred either automatically or at the election of the holder or of the Committee; (8) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (9) establish, amend, suspend or waive any rules and regulations and appoint any agents as it will deem appropriate for the proper administration of the Plan; (10) determine whether awards will be adjusted for dividend entitlements;
                  (11) amend or adjust the terms and conditions of outstanding Awards; (12) implement an Award exchange program, (13) arrange for financing by broker-dealers (including payment by the Company of commissions) and establish award exercise procedures, (14) establish procedures for payment of withholding tax obligations with cash or shares and (15) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

            (c) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award will be within the sole discretion of the Committee, may be made at any time and will be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

            (d) Any reference in this Plan to the date of termination or cessation or a Participant's employment shall mean the Participant's last day of active employment and shall not include any period of statutory, contractual or reasonable notice or any period of deemed employment.

            (e) Notwithstanding the foregoing, the maximum number of Common Shares underlying or relating to Awards which may be granted to any one Participant under this Plan in any calendar year will not exceed 500,000 Common Shares, subject to the adjustments provided in Section 4(b), and no Awards under this Plan will be granted after December 31, 2015.

            (f)   Notwithstanding anything to the contrary in this Plan:

                  (i) the maximum number of securities of the Company issuable to insiders at any time under (A) this Plan and (B) all of the Company's other security based compensation arrangements, shall not exceed ten percent (10%) of the Company's total issued and outstanding securities, subject to the adjustments provided in Section 4(b); and

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                  (ii)  the maximum number of securities of the Company issued to insiders within any one year period under (A) this Plan and (B) all of the Company's other security based compensation arrangements, shall not exceed ten percent (10%) of the Company's total issued and outstanding common shares, subject to the adjustments provided in
                        Section 4(b).

            Section 4. Common Shares Available for Awards.

            (a)   Common Shares Available. Subject to adjustment as provided in
                  Section 4(b):

                  (i) Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan initially will be 2,850,000 any or all of which Awards may be or may be based on Common Shares, any other related security or any combination. In addition, no more than 500,000 Common Shares may be issued on the exercise of Incentive Stock Options and no more than 700,000 Common Shares may be issued as Restricted Shares.

                  (ii) Shares Becoming Again Available. If, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award relates lapses, expires, terminates or is forfeited; are settled in cash; or otherwise terminate or are canceled without the delivery of Common Shares or other consideration, and Common Shares surrendered to the Company as payment of exercise price, withholding tax or as part of an Award exchange program will to that extent again be, or will become, available for granting Awards under the Plan.

                  (iii) Accounting for Awards. For purposes of this Section 4,

                        (A) if an Award is denominated in or based upon Common Shares, the number of Common Shares covered by that Award or to which that Award relates will be counted on the date of grant of that Award against the total number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant; and

                        (B) Awards not denominated in Common Shares may be counted against the total number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any participant in that amount and at such time as the

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                              Committee determines under procedures adopted by
                              the Committee consistent with the purposes of the Plan;

                        provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

                        Any Common Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company will, in the case of Awards granted to Participants who are executive officers or directors of the Company, be counted against the Common Shares available for granting Awards under the Plan.

                  (iv) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of outstanding Common Shares acquired on the open market.

            (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, stock dividend, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee will, in any manner as it may deem equitable, adjust any or all of (1) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (2) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (3) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares will always be a whole number.

            (c) Significant Events. If a Significant Event occurs, and unless otherwise provided in an Award Agreement or a written employment contract between the Company and a Participant and except as otherwise set out in

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                  this paragraph, the Committee, in its sole discretion, may provide that (1) the successor corporation will assume each Award or replace it with a substitute Award, (2) the Awards will become exercisable or vested in whole or in part upon written notice, (3) the Awards will be surrendered for a cash payment, or (4) any combination of the foregoing will occur. Awards to Participants who are directors of the Company shall automatically become exercisable and vested in full on the occurrence of a Significant Event. If a U.S. Participant is entitled to receive payments that would qualify as excess "parachute payments'" under Section 280G of the Code, those payments may be reduced so that the participant is not subject to the excise tax under Section 4999 of the Code if such a reduction would result in the U.S. Participant receiving a greater after-tax payment.

            Section 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any Consultant of the Company or any Affiliate will be eligible to be designated a Participant. A non-employee director will be eligible to receive Non-Qualified Stock Options under the Plan. No more than 500,000 Common Shares may be the subject of the total Awards granted to any one Participant in any calendar year. In the case of any "specified employee" who is a U.S. Participant, distributions may not be made prior to the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Employee). For purposes of the preceding sentence, a specified employee is a key employee (as defined in section 416(i) of the Code without regard to paragraph (5) thereof).

            Section 6. Awards.

            (a) Options. The Committee is hereby authorized to grant to eligible individuals options to purchase Common Shares (each, an "Option") which will contain the following terms and conditions and with any additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee determines:

                  (i) Exercise Price. The purchase price per Common Share purchasable under an Option will be determined by the Committee; provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of that Option, or any other price as required under
                        Section 6(a)(iv).

                  (ii)  Time and Method of Exercise. Subject to the terms of
                        Section 6(a)(iii), the Committee will determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in

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                                      -9-

                        which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                  (iii) Exercisability Upon Death, Retirement and Termination of
                        Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award
                        Agreement:

                        (A) Subject to the terms of paragraph (D) below, upon the death of a Participant while employed or within three (3) months of retirement or disability as defined in paragraph (B) below, the Person or Persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) twelve (12) months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

                        (B) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three (3) months after the date of such termination, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

                        (C) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options will be immediately canceled to the extent not theretofore exercised;

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                                      -10-

                        (D) Upon (i) the death of the Participant, or (ii) termination of the Participant's employment with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or
                              (z) as a result of retirement or disability as defined in paragraph (B) above, the Company will have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

                        (E) Upon expiration of the respective periods set out in each of paragraphs (A) through (B) above, the Options of a Participant who has died or whose employment has been terminated will be canceled to the extent not theretofore canceled or exercised.

                        (F) For purposes of paragraphs (A) through (D) above, the period of service of an individual as a director or Consultant of the Company or an Affiliate will be deemed the period of employment.

                  (iv) Incentive Stock Options. The following provisions will apply only to Incentive Stock Options granted under the
                        Plan:

                        (A) No Incentive Stock Option will be granted to any eligible Employee who, at the time such Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, except that such an Option may be granted to such an Employee if, at the time the Option is granted, the exercise price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted; and

                        (B) To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds

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                                      -11-

                              $100,000, such Options will be treated as Non-Qualified Stock Options. This subsection will be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options will be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Committee will determine. For purposes of this subsection, the Fair Market Value of any Common Shares will be determined, in accordance with Section 2, as of the date the Option with respect to such Common Shares is granted.

            (b) Share Appreciation Rights. The Committee is hereby authorized to grant to eligible Employees "Share Appreciation Rights." Each Share Appreciation Right will consist of a right to receive the excess of (1) the Fair Market Value of one Common Share on the date of exercise or, if the Committee will so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Committee, which will not be less than one hundred percent (100%) of the Fair Market Value of one Common Share on the date of grant of the Share Appreciation Right, which amount will be satisfied in cash or in Common Shares with a Fair Market Value determined as at the applicable date, equal to such amount or in a combination thereof. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any Share Appreciation Right granted under the Plan will be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Share Appreciation Right as it may deem appropriate, provided that Share Appreciation Rights may be payable on a deferred basis only to the extent provided for in the applicable Award Agreement. Share Appreciation Rights may be granted in conjunction with a related Option or separately as a free-standing Share Appreciation Right.

            (c)   Restricted Shares.

                  (i) Issuance. The Committee is hereby authorized to grant to eligible Employees "Restricted Shares" which will consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

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                  (ii)  Registration. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a share certificate or certificates. In the event any share certificate is issued in respect of Restricted Shares granted under the Plan, that certificate will be registered in the name of the Participant and will bear an appropriate legend referring to the terms, conditions and restrictions applicable to those Restricted Shares.

                  (iii) Forfeiture. Except as otherwise determined by the
                        Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of the Participant's Restricted Shares which had not become Released Securities by the date of termination of employment will be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to the Participant's Restricted Shares. Unrestricted Common Shares, evidenced in any manner as the Committee will deem appropriate, will be issued to the holder of Restricted Shares promptly after those Restricted Shares become Released Securities.

            (d) Restricted Share Units. The Committee is hereby authorized to grant to eligible Employees "Restricted Share Units" each of which will consist of the right to receive one Common Share or cash equal to the Fair Market Value of one Common Share, subject to the terms of any applicable Award Agreement and which are subject to such restrictions as the Committee may impose which restrictions may lapse separately or in combination at any time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may impose any conditions or restrictions on the exercise of Restricted Share Units as it may deem appropriate. The Committee may also grant Restricted Share Units that are designated as "Deferred Share Units", which may have all of the rights and restrictions that may be applicable to Restricted Share Units, except that the Deferred Share Units may not be redeemed for Common Shares or cash equal to the Fair Market Value of Common Shares until the Participant has ceased to hold all offices, employment and directorships with the Company and its Affiliates.

            (e)   Performance Share Units.

                  (i) The Committee is hereby authorized to grant to eligible Employees "Performance Share Units." Each Performance Share Unit will consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Shares), and (ii) which will confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Share Unit, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee will establish.

                  (ii) The initial value of a Performance Share Unit will be established by the Committee at the date of grant and, to the extent related to Common Shares, other securities or other property will initially be equal to 100% of the Fair Market Value of a Common Share, such other security or such other property on the date of grant.

                  (iii) Subject to the terms of the Plan and any applicable
                        Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Share Unit granted, the termination of a Participant's employment and the amount of any payment or transfer to be made pursuant to any Performance Share Unit will be determined by the Committee and by the other terms and conditions of any Performance Share Unit.

                  (iv) The Committee will issue performance goals prior to the commencement of the performance period to which such performance goals pertain. The performance goals may be based upon the achievement of corporation-wide, divisional or individual goals, or any other basis determined by the Committee. The Committee may modify the performance goals as necessary to align them with the Company's corporate objectives if there is a subsequent material change in the Company's business, operations or capital or corporate structure.

            (f) Other Share-Based Awards. The Committee is hereby authorized to grant to eligible Employees "Other Share-Based Awards." Each Other Share-Based Award will consist of a right (1) which is other than an Award or right described in Section 6(a),
                  (b), (c), (d) or (e) above and (2) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such right will comply, to the extent deemed desirable by the Committee, with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee will determine the terms and conditions of Other Share-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e)(i) will be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, other property, or any combination thereof, as the Committee will determine.

            (g)   General.

                  (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                  (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event will an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other awards.

                  (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee will determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. In accordance with the above, the Committee may elect (1) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof so exercised or (2) to settle other share-denominated Awards in cash. The Committee may provide for financing by broker-dealers (including payment by the Company of commissions) and may establish procedures (including broker-dealer assisted cashless exercise) for payment of withholding tax obligations in cash or in Common Shares.

                  (iv)  Limits on Transfer of Awards.

                        (A) No award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Shares, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance will be void and unenforceable against the Company or any Affiliate.

                        (B) Each award, and each right under any Award, will be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

                  (v) Terms of Awards. The term of each Award will be for such period as may be determined by the Committee; provided, however, that in no event will the term of any Option exceed a period of ten years from the date of its grant.

                  (vi) Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof will be subject to any stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable federal, state, provincial or territorial securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (vii) Delivery of Common Shares or Other Securities and
                        Payment by Participant of Consideration. No Common Shares or other securities will be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee will determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

            Section 7. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

            (a) Amendments to the Plan. Subject to Section 7(g) and the requirements of applicable law, rules and regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Section 7(e) and (f), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award previously granted, will not to that extent be effective without the consent of that Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no amendment, alteration, suspension, discontinuation, or termination will be made that would:

                  (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in Section 4; or

                  (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement.

            (b) Section 409A of the Code. This Plan will be construed and interpreted to comply with Section 409A of the Code to the extent required to preserve the intended tax consequences of this Plan. The Company reserves the right to amend this Plan to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of this Plan in light of Section 409A of the Code and any regulations or guidance under that section. In no event will the Company be responsible if Awards under this Plan result in penalties to a U.S. Participant under Section 409A of the Code.

            (c) Section 162(m) of the Code. Performance-based awards to U.S. Participants must be made by an independent committee. Awards to any Participant whom the independent committee determines to be a "covered employee" under Section 162(m) of the Code may be subject to restrictions, including the establishment of performance goals, as necessary for the Award to meet the requirements set out in the Code for performance-based compensation.

            (d) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award previously granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under
                  Section 7(e) and (f), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award previously granted, will not to that extent be effective without the consent of the Participant or holder or beneficiary of an Award, as the case may be.

            (e) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate assumes outstanding employee awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make any adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it deems appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

            (f) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 4(b) or Section 4(c)) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that those adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

            (g) Termination. The Plan will automatically terminate on January 1, 2016 unless we elect to terminate it sooner.

            Section 8. General Provisions.

            (a) No Right to Awards. No Employee or other Person will have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

            (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee will determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards.

            (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it will deem desirable to carry the Plan into effect.

            (d) Withholding. The Company or any Affiliate will be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding, taxes or other amounts payable by the Company, any Affiliate or the Participant and which are due or payable in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take any other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of those taxes. Neither the Corporation nor any Participating Company shall be held responsible for any tax or other liabilities or consequences which result from the Participant's participation in this Plan, including any employment related taxes or benefit costs, whether or not such costs are the primary responsibility of the Corporation or any Participating Company.

            (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan will prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and those arrangements may be either generally applicable or applicable only in specific cases.

            (f) No Right to Employment. The grant of an Award will not be construed as giving a Participant the right to be retained in the employ, as an officer or director or as a Consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, as an office or director or as a Consultant, , free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

            (g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario.

            (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, that provision will be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, that provision will be stricken as to that jurisdiction, Person or Award and the remainder of the Plan and any such Award will remain in full force and effect.

            (i) No Trust or Fund Created. Neither the Plan nor any Award will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, that right will be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

            (j) No Fractional Common Shares. No fractional Common Shares will be issued or delivered pursuant to the Plan or any Award, and the Committee will determine whether cash, other securities, or other property will be paid or transferred in lieu of any fractional Common Shares or whether those fractional Common Shares or any rights thereto will be canceled, terminated, or otherwise eliminated.

            (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Those headings will not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision of the Plan.

            Section 9. Adoption, Approval, Effective Date and Termination Date of the Plan. The Plan will be adopted by the Board of Directors and the shareholders of the Company prior to the completion of the Company's initial public offering (the "IPO") and will become effective immediately prior to the closing of the IPO.